November 20, 2014

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Money Market Fund

Supplement to the Prospectus and

Statement of Additional Information dated April 30, 2014

At a meeting of the Board of Trustees (the “Board”) of Touchstone Variable Series Trust (the “Trust”) held on November 20, 2014, the Board approved the termination of the Touchstone Money Market Fund (the “Fund”).  The Fund is available solely through variable insurance products offered by affiliates of the Fund’s investment advisor.  The termination of the Fund will be effective on or about April 24, 2015.  The Board anticipates that prior to that date, the insurance companies will advise variable insurance product owners of their options.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-SAI-S1-1411